EXHIBIT 10.1

ADB No. N01-AI-60014                                                                         OMB Approval 2700-0042 / 0990-0115
====================================================================================================================================
                                      |1. THIS CONTRACT IS A RATED ORDER               |RATING                    |PAGE  OF  PAGES
                                      |   UNDER DPAS (15 CFR 350)              >       |                          |        |
            AWARD/CONTRACT            |                                                | N/A                      |   1    |   33
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2. CONTRACT (Proc. Inst. Ident.) NO.  |3. EFFECTIVE DATE                      |4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
   HHSN266200600014C                  |   September 29, 2006                  |     DMID 2006-0473
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5. ISSUED BY                    CODE|                            |6. ADMINISTERED BY (If other than Item 5)  CODE |   N/A
                                     ----------------------------|                                                 -----------------
    National Institutes of Health, NIAID                         |
    DEA, Office of Acquisitions                                  |    MID RCB-A
    6700-B Rockledge Dr., Room 3214, MSC 7612                    |
    Bethesda, Maryland 20892-7612                                |
                                                                 |
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7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)             |8. DELIVERY
                                                                                       |   [ ] FOB ORIGIN    [X] OTHER (See below)
SIGA Technologies, Inc.                                                                |                     FOB Destination
4575 SW Research Way, Suite 230                                                        |--------------------------------------------
Corvallis, OR 97333                                                                    |9/ DISCOUNT FOR PROMPT PAYMENT
                                                                                       |   N/A
                                                                                       |
                                                                                       |--------------------------------------------
                                                                                       |10. SUBMIT INVOICES       |ITEM
---------------------------------------------------------------------------------------|                          |
CODE                                    |FACILITY CODE                                 |ADDRESS SHOWN IN:         |Art. G.3
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11. SHIP TO/MARK FOR              CODE  | N/A                    |12. PAYMENT WILL BE MADE BY            CODE     | N/A
                                         ------------------------|                                                 -----------------
                                                                 |
  Article F.1                                                    |  See Article G.3
                                                                 |
-----------------------------------------------------------------|------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: N/A     |14. ACCOUNTING AND APPROPRIATION DATA:
                                                                 |    EIN: 1-133864870-AI SOC 25.55 CAN: 6-8467101
  [ ] 10 U.S.C. 2304(c)( )          [ ] 41 U.S.C. 253(c)( )      |    Obligate: $8,191,538
                                                                 |
-----------------------------------------------------------------|------------------------------------------------------------------
   15A. ITEM NO.   |            15B. SUPPLIES/SERVICES           | 15C. QUANTITY | 15D. UNIT |   15E. UNIT PRICE  |   15F. AMOUNT
-----------------------------------------------------------------|---------------|-----------|--------------------|-----------------
                                                                 |FY06           |           |                    |$ 3,191,538
Title: NDA Enabling Development for SIGA-246: A Smallpox         |FY07           |           |                    |$10,368,051
Antiviral Drug                                                   |FY08           |           |                    |$ 2,984,928
Period: September 29, 2006 - September 28, 2009                  |               |           |                    |
Contract Type: Cost Reimbursement Completion                     |               |           |                    |
RFP No.: BAA-NIH-NIAID-DMID-06-35                                |               |           |                    |
------------------------------------------------------------------------------------------------------------------|-----------------
                                                               15G. TOTAL AMOUNT OF CONTRACT                  >   |$16,554,517
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                                                       16. TABLE OF CONTENTS
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 (X)| SEC. |                DESCRIPTION                | PAGE(S) | (X) | SEC. |                DESCRIPTION                | PAGE(S)
-----------------------------------------------------------------|------------------------------------------------------------------
                      PART I - THE SCHEDULE                      |                    PART II - CONTRACT CLAUSES
-----------------------------------------------------------------|------------------------------------------------------------------
 [X]|  A   |SOLICITATION/CONTRACT FORM                 |     1   | [X] |  I   |CONTRACT CLAUSES                           |   25
----|------|-------------------------------------------|---------|------------------------------------------------------------------
 [X]|  B   |SUPPLIES OR SERVICES AND PRICE/COST        |     4   |     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----|------|-------------------------------------------|---------|------------------------------------------------------------------
 [X]|  C   |DESCRIPTION/SPECS./WORK STATEMENT          |     7   | [X] |  J   |LIST OF ATTACHMENTS                        |   32
----|------|-------------------------------------------|---------|------------------------------------------------------------------
 [X]|  D   |PACKAGING AND MARKING                      |    12   |            PART IV - REPRESENTATIONS AND INSTRUCTIONS
----|------|-------------------------------------------|---------|------------------------------------------------------------------
 [X]|  E   |INSPECTION AND ACCEPTANCE                  |    12   | [X] |  K   |REPRESENTATIONS, CERTIFICATIONS            |   33
----|------|-------------------------------------------|---------|     |      |AND OTHER STATEMENTS OF OFFERORS           |
 [X]|  F   |DELIVERIES OR PERFORMANCE                  |    13   |     |      |                                           |
----|------|-------------------------------------------|---------|-----|------|-------------------------------------------|---------
 [X]|  G   |CONTRACT ADMINISTRATION DATA               |    15   | [ ] |  L   |INSTRS., CONDS., AND NOTICES TO OFFERORS   |
----|------|-------------------------------------------|---------|-----|------|-------------------------------------------|---------
 [X]|  H   |SPECIAL CONTRACT REQUIREMENTS              |    17   | [ ] |  M   |EVALUATION FACTORS FOR AWARD               |
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                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17.  [X]  CONTRACTOR'S   NEGOTIATED  AGREEMENT   (Contractor  is | 18.  [ ]  AWARD   (Contractor  is  not  required  to  sign  this
required  to sign  this  document  and  return  __2__  copies to | document.)     Your     offer     on     Solicitation     Number
issuing  office.)  Contractor  agrees to furnish and deliver all | __________________________,  including  the additions or changes
items  or  perform  all the  services  set  forth  or  otherwise | made by you which  additions  or  changes  are set forth in full
identified  above  and  on  any  continuation   sheets  for  the | above,  is hereby  accepted as to the items  listed above and on
consideration  stated herein.  The rights and obligations of the | any  continuation  sheets.  This award  consummates the contract
parties to this contract shall be subject to and governed by the | which consists of the following documents:  (a) the Government's
following   documents:   (a)   this   award/contract,   (b)  the | solicitation  and your offer,  and (b) this  award/contract.  No
solicitation, if any, and (c) such provisions,  representations, | further contractual document is necessary.
certifications,   and   specifications,   as  are   attached  or |
incorporated  by  reference  herein.   (Attachments  are  listed |
herein.)                                                         |
-----------------------------------------------------------------|------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                    |20A. NAME OF CONTRACTING OFFICER
                                                                 |
     Dennis E. Hruby Chief Scientific Officer                    |Yvette R. Brown, Contracting Officer, MID RCB-A, OA, DEA, NIAID
-----------------------------------------------------------------|------------------------------------------------------------------
19B. NAME OF CONTRACTOR                   |19C. DATE SIGNED      |20B. UNITED STATES OF AMERICA                   |20C. DATE SIGNED
                                          |                      |                                                |
 /s/ Dennis E. Hruby                      |                      |BY   /s/ Yvette R. Brown                        |
 ---------------------------------------  |                      |     ----------------------------------         |
 (Signature of person authorized to sign) | 9/26/06              |     (Signature of Contracting Officer)         | 9/26/06
====================================================================================================================================
NSN 7540-01-152-8069                                          26-107                            STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                               Computer Generated                      Prescribed by GSA
                                                                                                FAR (48 CFR) 53.214(a)

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                                                  Contract No. HHSN266200600014C

                       DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE

   SECTION A - SOLICITATION/CONTRACT FORM

   SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS .....................................................................    4
      ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES .............................................................    4
      ARTICLE B.2. ESTIMATED COST AND FIXED FEE ..........................................................................    4
      ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS .................................................................    4
      ARTICLE B.4. ADVANCE UNDERSTANDINGS ................................................................................    5
   SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT .................................................................    7
      ARTICLE C.1. STATEMENT OF WORK .....................................................................................    7
      ARTICLE C.2. REPORTING REQUIREMENTS ................................................................................    7
      ARTICLE C.3. INVENTION REPORTING REQUIREMENT .......................................................................   12
   SECTION D - PACKAGING, MARKING AND SHIPPING ...........................................................................   12
   SECTION E - INSPECTION AND ACCEPTANCE .................................................................................   12
   SECTION F - DELIVERIES OR PERFORMANCE .................................................................................   13
      ARTICLE F.1. DELIVERIES ............................................................................................   13
      ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE .....................................................................   15
   SECTION G - CONTRACT ADMINISTRATION DATA ..............................................................................   15
      ARTICLE G.1. PROJECT OFFICER .......................................................................................   15
      ARTICLE G.2. KEY PERSONNEL .........................................................................................   16
      ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT ...........................   16
      ARTICLE G.4. INDIRECT COST RATES ...................................................................................   16
      ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE .......................................................   17
   SECTION H - SPECIAL CONTRACT REQUIREMENTS .............................................................................   17
      ARTICLE H.1. HUMAN SUBJECTS ........................................................................................   17
      ARTICLE H.2. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS ...................................   18
      ARTICLE H.3. DATA AND SAFETY MONITORING IN CLINICAL TRIALS .........................................................   18
      ARTICLE H.4. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES ..........................................................   18
      ARTICLE H.5. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH .....................................................   19
      ARTICLE H.6. NEEDLE EXCHANGE .......................................................................................   19
      ARTICLE H.7. PRIVACY ACT ...........................................................................................   19
      ARTICLE H.8. ANIMAL WELFARE ........................................................................................   19
      ARTICLE H.9. OMB CLEARANCE .........................................................................................   20
      ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS ........................................................   20
      ARTICLE H.11. PUBLICATION AND PUBLICITY ............................................................................   20
      ARTICLE H.12. PRESS RELEASES .......................................................................................   20
      ARTICLE H.13. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE ...................................................   21
      ARTICLE H.14. ANTI -LOBBYING .......................................................................................   21
      ARTICLE H.15. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES ............................................   21
      ARTICLE H.16. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS ....................................   21
      ARTICLE H.17. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391) ...............................................   22
      ARTICLE H.18. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES ......................................   23
      ARTICLE H.19. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH ....   23
      ARTICLE H.20. SHARING RESEARCH DATA ................................................................................   23
      ARTICLE H.21. INTELLECTUAL PROPERTY OPTION TO COLLABORATOR .........................................................   23
      ARTICLE H.22. HUMAN MATERIALS ......................................................................................   24
      ARTICLE H.23. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE) .......................................................   24

                                        2

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                                                  Contract No. HHSN266200600014C

PART II - CONTRACT CLAUSES ...............................................................................................   25
   SECTION I - CONTRACT CLAUSES ..........................................................................................   25
      ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT ............................   25
      ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES .....................................................................   28
      ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES ...........................................................................   28
      ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT .................................................   29

PART III-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS ...............................................................   32
   SECTION J - LIST OF ATTACHMENTS .......................................................................................   32
      1.    Statement of Work ............................................................................................   32
      2.    Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type
            Contracts ....................................................................................................   32
      3.    Inclusion Enrollment Report ..................................................................................   32
      4.    Privacy Act System of Records ................................................................................   31
      5.    Safety and Health ............................................................................................   32
      6.    Procurement of Certain Equipment .............................................................................   32
      7.    Research Patient Care Costs ..................................................................................   32
      8.    Disclosure of Lobbying Activities, SF-LLL ....................................................................   32
      9.    Commitment To Protect Non-Public Information .................................................................   32

PART IV ..................................................................................................................   33
   SECTION K - REPRESENTATIONS AND CERTIFICATIONS ........................................................................   33
      1.    Annual Representations and Certifications ....................................................................   33
      2.    Human Subjects Assurance Identification Number ...............................................................   33
      3.    Animal Welfare Assurance Number ..............................................................................   33

                                        3

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                                                  Contract No. HHSN266200600014C

SECTION B -  SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is to advance development of SIGA-246 as a novel therapeutic agent for the treatment of smallpox and related orthopoxviruses.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.    The estimated cost of this contract is $15,908,190.

b. The fixed fee for this contract is $636,327. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is $16,544,517.

d. Total funds currently available for payment and allotted to this contract are $8,191,538, of which $8,068,787 represents the estimated costs, and of which $122,751 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE
      I.2. Authorized Substitutions of Clauses.

e. It is estimated that the amount currently allotted will cover performance of the contract through September 19, 2007.

f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g. Future increments to be allotted to this contract are estimated as follows:

      FISCAL YEAR   PERIOD              COST         FEE        TOTAL AMOUNT
      -----------   -----------------   ----------   --------   ------------
      2007          09/20/07-09/28/08   $4,969,280   $398,771   $  5,368,051
      2008          09/29/08-09/28/09   $2,870,123   $114,805   $  2,984,928

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.    Items Unallowable Unless Otherwise Provided

      Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

      (1)   Acquisition, by purchase or lease, of any interest in real property;

      (2)   Special rearrangement or alteration of facilities;

      (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

      (4)   Travel to attend general scientific meetings;

      (5)   Foreign travel - See subparagraph b. below;

                                        4

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                                                  Contract No. HHSN266200600014C

      (6)   Consultant costs;

      (7)   Subcontracts;

      (8)   Patient care costs;

      (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.

      (10)  Light Refreshments and Meal Expenditures

            Requests to use contract funds to provide light refreshments and/or meals to either federal or non-federal employees must be submitted to the project officer, with a copy to the contracting officer, at least six (6) weeks in advance of the event. The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs;
            (d) the number of non-federal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held somewhere other than a government facility, provide an explanation of why the event is not being held at a government facility.

            Refer  to  NIH  Manual  Chapter  1160-1,  Entertainment,   for  more
            information on NIH's policy on the use of appropriated funds for light refreshments and meals.

b.    Travel Costs

      (1)   Domestic Travel

            (a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $58,630 without the prior written approval of the Contracting Officer.

            (b) The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

      (2)   Foreign Travel

            Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other  provisions  of this contract  notwithstanding,  approval of the following
items  within  the  limits  set  forth  is  hereby   granted   without   further
authorization from the Contracting Officer.

a.    Subcontracts

      To negotiate the following cost reimbursement type subcontracts for an amount not to exceed $11,005,000. Award of the subcontracts shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses

                                        5

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                                                  Contract No. HHSN266200600014C

      incorporated in this contract. (After written approval of the subcontracts by the Contracting Officer, a copy of each of the signed, approved subcontract shalls be provided to the Contracting Officer.):

            (1)   Advanced Biologics not to exceed $7,425,000
            (2)   Cedarburg not to exceed $1,398,000
            (3)   DSM not to exceed $1,000,000
            (4)   Metrics not to exceed $150,000
            (5)   MPI Research not to exceed $1,032,000

b.    Consultants

      Consultant fees to be paid to the following individuals:

                                  Rate
                                   Per     Number of Hours             Total Cost
                Name              Hour      Not to Exceed    Including Travel Not to Exceed
      -------------------------------------------------------------------------------------
      Dr. Josef Strasser        $ 175.00        333                      $61,475

      External Advisory - TBD   $ 350.00        270                      $78,000

c. Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

      (1) The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

            (a) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed

            (b)   Fringe Benefits - Cite rate and amount

            (c)   Overhead - Cite rate and amount

            (d) Materials & Supplies - Include detailed breakdown when total amount is over $1,000

            (e) Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate List separately, domestic travel, general scientific meeting travel, and foreign travel

            (f)   Consultant Fees - Identify individuals and amounts

            (g)   Subcontracts - Attach subcontractor invoice(s)

            (h)   Equipment - Cite authorization and amount

            (i)   G&A - Cite rate and amount

            (j)   Total Cost

            (k)   Fixed Fee

            (l)   Total CPFF

            Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the government.

      (2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

d.    Publications

      Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted for NIAID Project Officer review no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications. A "publication" is defined as an issue of printed material offered for distribution or any communication or oral presentation of information. The NIAID Project Officer will review all manuscripts and abstracts in a period of time not to exceed thirty (30) calendar days for manuscripts and fifteen

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                                                  Contract No. HHSN266200600014C

      (15) calendar days for abstract from receipt, and will either agree to the publication/disclosure or recommend changes.

e.    Contract Number Designation

      On all correspondence submitted under this contract, the contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

            Contract No. HHSN266200600014C
            ADB Contract No. N01-AI-60014.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated, September 29, 2006, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

b. The following described document is attached hereto and hereby made a part of this contract: (SEE SECTION J-List of Attachments.)

     Document Title             Date               Description of Document
------------------------     ---------     -------------------------------------
NDA Enabling Development
for SIGA-246: A Smallpox
Antiviral Drug                             SIGA Technologies Proposed Statement
BAA NIH-NIAID-DMID-06-35     9/29/2006     of Work and Deliverables

c. If there is any inconsistency between the attached portion of the proposal, identified in subparagraph b. above, and the work described in subparagraph a. of this ARTICLE, the terms and conditions of subparagraph
      a. of this ARTICLE shall control.

ARTICLE C.2.  REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one (1) hard copy of each report shall be submitted to the Contracting Officer, unless otherwise specified herein.

a.    Progress Reports

In addition to the required reports set forth elsewhere in this Schedule, the preparation and submission of regularly recurring Technical Progress Reports will be required in any contract resulting from this solicitation. These reports will require descriptive information about the activities undertaken during the reporting period and will require information about planned activities for future reporting periods. The frequency and specific content of these reports will be determined prior to contract award.

      1) Monthly Technical Progress Reports

      On the 15th of each month, the Contractor shall submit a Monthly Technical Progress Report that includes the following:

            a) A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, fax number, and email address; and the date of submission;

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                                                  Contract No. HHSN266200600014C

            b) SECTION I - An Introduction covering the purpose and scope of the contract effort;

            c) SECTION II - PROGRESS

                  i) SECTION II Part A: OVERALL PROGRESS - A description of overall progress;

                  ii) SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);

                  iii) SECTION II Part C: TECHNICAL PROGRESS - For each activity document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

                  iv) SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next reporting period; and

                  v) Preprints and reprints of papers and abstracts.

      A Monthly Technical Progress Report will not be required in the same month that the Annual Technical Progress Report is submitted.

      2) Annual Technical Progress Reports

      Annual Technical Progress Reports shall be submitted by the 15th of the month following the end of each 12 months of the contract performance period. Each Annual Report shall include:

      a) A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, fax number, and email address; and the date of submission;

      b) SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the current reporting period;

      c) SECTION II: PROGRESS

                  i) SECTION II Part A: OVERALL PROGRESS - A description of overall progress;

                  ii) SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance; regulatory compliance audits);

                  iii) SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the
                  activities   and  decision  gates  outlined  in  the  approved
                  Strategic Staged Product Development Plan. Any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved;

                  iv) SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period.

                  v)  Copies  of  manuscripts   (published   and   unpublished),
                  abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

                  vi) A summary of any inventions developed during the course of the contract.

      3) Draft Final  Technical  Progress  Report and Final  Technical  Progress
      Report

      The Final Technical Report shall document and summarize the results of the entire contract period of performance. This report shall be submitted sixty (60) calendar days before the completion date of the contract. The report shall conform to the following format:

      (1)   Cover  page  to  include  the  contract   number,   contract  title,
            performance period covered, Contractor's name and address, telephone number, fax number, email address and submission date;

      b) SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including

                                                  Contract No. HHSN266200600014C

            a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

      c) SECTION II: RESULTS - A detailed description of the work performed, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

      Draft Final Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the Project Officer and Contracting Officer. This report is due 120 calendar days before the completion date of the contract. The Project Officer and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments within 45 calendar days after receipt.

      Final Technical Progress Report: The Contractor will deliver the final version of the Final Progress Technical Report as specified in the Article F.1.

      Summary of Salient Results: The Contractor will be required to prepare and submit, with the Final Technical Progress Report, a summary of salient results (not to exceed 200 words) of salient results achieved during the performance of the contract. This report will be required on or before the expiration date of the contract.

b.    Technical Reports

      1) Decision Gate Report

      A Decision Gate Report shall be submitted when the Contractor has completed a stage of product development and has reached a Go/No Go decision point, as defined in the approved Strategic Staged Product Development Plan. These reports shall be in sufficient detail to explain comprehensively the results achieved. The description shall also include pertinent data and/or conclusions resulting from the analysis and scientific evaluation of data accumulated to date under the project.

      Decision Gate Reports shall include the following specific information:

      a) Cover page that lists the contract number and title, the period of performance being reported, the Contractor's name and address, telephone number, fax number, email address, and the date of submission;

      b) An introduction covering the purpose, the scope of the contract effort, and the specific Decision Gate that has been reached;

      c) Document and summarize the results of work undertaken that supports the completion of the stage of product development, including an analysis of the data as it relates to the qualitative and quantitative criteria established for Go/No Go decision-making;

      d) Actual costs incurred in relation to costs estimated in the original approved budget; and

      e) A description of the next stage of product development to be initiated and a request for NIAID approval to proceed to the next stage of product development.

      2) Decision Gate Change or Deviation Request

      The Contractor shall submit a written request for a change in the agreed time lines and/or decision gate as approved in the Strategic Staged Product Development Plan. This request shall include the following:

      a) A discussion of the justification/rationale for the request based on current data and a description of those data;

      b) Options for addressing the needed change/deviation from the approved time lines and/or decision gates, including a cost-benefit analysis of each option; and

      c) A recommendation for the preferred option that includes a full analysis and discussion of the effects of the change on the entire product development program, time lines, and budget.

                                                  Contract No. HHSN266200600014C

      3) Audit Reports

      Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP or GCP guidelines, the Contractor shall provide copies of the audit report and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

      4) Clinical Trial Protocols

      The NIAID has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in NIAID-funded clinical trials. Therefore, as described in the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractor shall develop a protocol for each clinical trial and submit all protocols and protocol amendments for approval by the NIAID Project Officer. Protocols must be submitted using the approved DMID template and include a sample Informed Consent and Clinical Trials Monitoring Plan. The DMID templates and other important information regarding performing human
      subjects           research           are           available           at
      (http://www.niaid.nih.gov/dmid/clinresearch/). These updates are to be included in the Monthly Technical Progress Report.

      5) Final Clinical Study Report

      The Final  Clinical  Study  Report  shall  follow  the ICH  guidelines  on
      Structure and Content of Clinical Study Reports E3 (http://www.pharmacontract.ch/support/su_ich_liste.htm). Final Clinical
      Study Reports shall be provided within thirty (30) calendar days of the completion of the analysis of all data generated in the clinical trial.

      6) Final Animal Efficacy Study Report

      The Final Animal Efficacy Study Report shall include a complete description of the experimental design, protocol, methods, reagents, data analysis, and conclusions of studies performed to demonstrate efficacy of therapeutic product for the indication (i.e., post-exposure prophylaxis or treatment) being sought.

c.    Other Reports

      1) Strategic Staged Product Development Plan

      Within fourteen (14) calendar days of contract award and prior to initiation of product development activities, unless otherwise negotiated with the NIAID Project Officer and the NIAID Contracting Officer, the Contractor shall submit for approval the Strategic Staged Product Development Plan. This Plan shall include:

            a) Clearly defined goals, product development stages and product development activities;

            b) Go/No Go decision gates;

            c)  Quantitative   and   qualitative   criteria  for  assessing  the
            scientific merit and feasibility of moving to the next stage of product development; and

            d) A detailed time line for each stage covering the initiation, conduct and completion of product development activities, the analysis of outcomes and findings, and the preparation of detailed reports summarizing the results of work completed and an analysis of the data as it relates to the qualitative and quantitative criteria established for Go/No Go decision-making.

      2) Annual Review Meeting Reports

      A report of the post-award kick-off meeting and the annual review meetings shall be prepared by the Contractor and submitted within twenty-one (21) calendar days following the date of the meeting. This report shall include the slide presentations and all other meeting materials as well as summaries of all discussions.

                                                  Contract No. HHSN266200600014C

      3)  Copies of FDA Correspondence and Meeting Summaries

      Within thirty (30) calendar days of receiving correspondence or meeting with the FDA, submit copies of the correspondence or meeting minutes/summaries to the NIAID Project Officer.

      4)  Annual   Technical   Progress  Report  for  Clinical   Research  Study
      Populations

      The Contractor shall submit information about the inclusion of women and members of minority groups and their sub populations for each study being performed under this contract. The contractor shall submit this information in the format indicated in the attachment entitled, "Inclusion Enrollment Report," which is set forth in Section J of this contract. The contractor also shall use this format, modified to indicate that it is a final report, for reporting purposes in the final report.

      The contractor shall submit the report in accordance with ARTICLE F.1. DELIVERIES of this contract. In addition, the NIH Policy and Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research, Amended, October, 2001 applies. If this contract is for Phase III clinical trials, see II.B of these guidelines. The Guidelines may be found at the following website:

  http://grants.nih.gov/grants/funding/women_min/guidelines_amended_10_2001.htm

      Include a description of the plans to conduct analyses, as appropriate, by sex/gender and/or racial/ethnic groups in the clinical trial protocol as approved by the IRB, and provide a description of the progress in the conduct of these analyses, as appropriate, in the annual progress report and the final report. If the analysis reveals no subset differences, a brief statement to that effect, indicating the subsets analyzed, will suffice. The Government strongly encourages inclusion of the results of subset analysis in all publication submissions. In the final report, the contractor shall include all final analyses of the data on sex/gender and race/ethnicity.

      5) Sample of Therapeutics

      The Contractor shall submit to NIAID samples of candidate drug therapeutics and GMP material manufactured with NIAID contract funding. Fifty (50) doses of drug substance will be provided to NIH (assuming that 500 mg is the selected dose, 25 g will be provided). Fifty (50) doses of SIGA-246 drug product, strength to be determined, will be provided to NIH. The Contractor will be advised by the NIAID Project Officer how samples are to be packaged and where samples are to be shipped.

      6) Animal Models

      Technology Transfer packages that include complete protocols and critical reagents for animal models developed and/or improved with contract funding must be submitted at the request of the NIAID Project Officer.

      7) Copies of other reports generated during the contract period related to performance of the contract, including: Process Development Reports, Qualification Plan/Report, Validation Plan/Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis at the request of the NIAID Project Officer.

      8) Institutional BioSafety Approval

      The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments at the request of the NIAID Project Officer.

      9) Data

      Provide raw data or specific analysis of data generated with contract funding at the request of the NIAID Project Officer.

                                                  Contract No. HHSN266200600014C

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-13 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040 A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986).
In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

      Contracting Officer
      National Institutes of Health
      National Institute of Allergy and Infectious Diseases
      Office of Acquisition
      6700-B Rockledge Drive, Room 3214, MSC 7612
      Bethesda, Maryland  20892 -7612

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed "Interagency Edison," an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this SECTION the designated Project Officer is the authorized representative of the Contracting Officer.

c.    Inspection and acceptance will be performed at:

            Division of Microbiology and Infectious Diseases, NIAID, NIH 6610 Rockledge Drive; Bethesda, MD 20892

      Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

                                                  Contract No. HHSN266200600014C

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

      FAR Clause 52.246-5, Inspection Of Services--Cost Reimbursement (April
      1984).

      FAR Clause 52.246-8, Inspection Of Research And Development--Cost Reimbursement (May 2001).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1.  DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the STATEMENT OF WORK Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.    The items  specified  below as  described  in the  REPORTING  REQUIREMENTS
      Article in SECTION C of this contract. will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below:

-----------------------------------------------------------------------------------------------------
Item                              No. of         Addresses/
No.   Type of Report              Copies         Distribution            Due Date
      -----------------------------------------------------------------------------------------------
      PROGRESS REPORTS
-----------------------------------------------------------------------------------------------------
1.    Monthly Technical           3 paper        Original hard copy      The 15th of each month
      Progress Report             2 electronic   and one (1)             following the first full
                                                 electronic copy:        month of contract award.
                                                 Contracting Officer     The monthly report will
                                                 Two (2) paper and one   not be required on months
                                                 (1) electronic:         when an Annual
                                                 Project Officer         Technical Report is due.
-----------------------------------------------------------------------------------------------------
2.    Annual Technical            3 paper        Same as CO and PO       15th of the month following
      Progress Report             2 electronic   above                   the end of each 12 months
                                                                         of the performance period.
-----------------------------------------------------------------------------------------------------
3.    Final Technical Progress    3 paper        Same as CO and PO       Sixty (60) calendar days
      Report                      2 electronic   above                   prior to completion date of
                                                                         the contract
-----------------------------------------------------------------------------------------------------
      TECHNICAL REPORTS
-----------------------------------------------------------------------------------------------------
4.    Decision Gate Report        3 paper        Same as CO and PO       Following completion of a
                                  2 electronic   above                   pre-defined stage of
                                                                         product development and
                                                                         prior to initiation of a
                                                                         new stage.
-----------------------------------------------------------------------------------------------------
5.    Decision Gate Change or     3 paper        Same as CO and PO       As soon as the Contractor
      Deviation Request           2 electronic   above.                  has sufficient data to
                                                                         support the need for a
                                                                         change from the approved
                                                                         Strategic Staged Product
                                                                         Development Plan.
-----------------------------------------------------------------------------------------------------

                                                  Contract No. HHSN266200600014C

-----------------------------------------------------------------------------------------------------
6.    Audit Reports               3 paper        Same as CO and PO       Within 30 calendar days
                                  2 electronic   above.                  of the audit.
-----------------------------------------------------------------------------------------------------
7.    Clinical Trials Protocols   3 paper        Same as PO above        To be negotiated with the
                                  2 electronic                           NIAID Project Officer and
                                                                         prior to IND submission or
                                                                         enrollment of human
                                                                         subjects.
-----------------------------------------------------------------------------------------------------
8.    Final Clinical Study        3 paper        Same as CO and PO       Thirty (30) calendar days
      Report                      2 electronic   above                   of completion of analysis
                                                                         of clinical trial data.
-----------------------------------------------------------------------------------------------------
9.    Final Animal Efficacy       3 paper        Same as CO and PO       Thirty (30) calendar days
      Study Reports               2 electronic   above                   of completion of all
                                                                         analysis of animal
                                                                         efficacy study data.
-----------------------------------------------------------------------------------------------------
      OTHER REPORTS
-----------------------------------------------------------------------------------------------------
10.   Strategic Staged Product    3 paper        Same as CO and PO       Within fourteen (14)
      Development Plan            2 electronic   above                   calendar days of contract
                                                                         award and prior to
                                                                         initiation of product
                                                                         development activities
-----------------------------------------------------------------------------------------------------
11.   Annual Review Meeting       3 paper        Same as CO and PO       Within twenty-one (21)
      Report                      2 electronic   above                   calendar days following
                                                                         the date of the Annual
                                                                         Review Meeting.
-----------------------------------------------------------------------------------------------------
12.   FDA Correspondence and      3 paper        Same as PO above        Within thirty (30) calendar
      Meeting Summaries           2 electronic                           days of receiving
                                                                         correspondence or
                                                                         meeting with the FDA.
-----------------------------------------------------------------------------------------------------
13.   Technical Progress Report   2 paper        Original paper and      Due on/before the 30th of
      for Clinical Research       1 electronic   one (1) electronic to   the month following each
      Study Populations                          CO                      anniversary of the contract.
                                                 Two (2) paper and
                                                 one (1) electronic to
                                                 PO
-----------------------------------------------------------------------------------------------------
14.   Invention Report - Annual   1 paper        Original paper and      Due on/before the 30th of
      Utilization Report          1 electronic   one (1) electronic to   the month following each
                                                 OPERA                   anniversary of the contract.
                                                 One (1) paper to CO
-----------------------------------------------------------------------------------------------------
15.   Final Invention Statement   2 paper        Original paper and      Due on/before the
                                  1 electronic   one (1) electronic to   completion date of the
                                                 OPERA                   contract.
                                                 One (1) paper to CO
-----------------------------------------------------------------------------------------------------

                                                  Contract No. HHSN266200600014C

b.    The above items shall be addressed and delivered to:

--------------------------------------------------------------------------------
     Addressee            Deliverable Item No.       Quantity
--------------------------------------------------------------------------------
Contracting Officer       1. to 15.                  Original paper and one (1)
                                                     electronic
--------------------------------------------------------------------------------
Project Officer           1. to 13.                  Two (2) paper and one (1)
                                                     electronic
--------------------------------------------------------------------------------
EITRB, Office of          14. and 15.                Original paper and one (1)
Biodefense Research                                  electronic
Affairs, NIH
--------------------------------------------------------------------------------

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may
be        accessed         electronically         at        this        address:
http://www.acquisition.gov/comp/far/index.html.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

      52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1.  PROJECT OFFICER

The following Project Officer(s) will represent the Government for the purpose of this contract:

    Primary:  Helen Schiltz, Ph.D.
              Program Officer, BioDefense Drug Development Section
              Office of Biodefense Research Affairs
              Division of Microbiology and Infectious Diseases, NIAID, NIH, DHHS 6610 Rockledge Drive, Room 5107
              Bethesda, MD 20892
              301-451-3245
              Hschiltz@niaid.nih.gov

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

                                                  Contract No. HHSN266200600014C

ARTICLE G.2.  KEY PERSONNEL

Pursuant to HHSAR Clause 352.270-5, Key Personnel, incorporated in Section I of this contract, the following individual(s) is/are considered to be essential to the work being performed hereunder:

                 Name                                     Title
--------------------------------------------------------------------------------
        Dennis E. Hruby, Ph.D.                   Principal Investigator

Prior to diverting any of the specified individuals to other programs, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No diversion shall be made by the Contractor without the written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer. The contract may be modified from time to time during the course of the contract to either add or delete personnel, as appropriate

ARTICLE  G.3.  INVOICE   SUBMISSION/CONTRACT   FINANCING  REQUEST  AND  CONTRACT
FINANCIAL REPORT

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

      These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

      (1)   Invoices/financing requests shall be submitted as follows:

            (a) To be considered a "proper" invoice in accordance with FAR 32.9, each invoice shall clearly identify the two contract numbers that appear on the face page of the contract as follows:

                      Contract No. HHSN266200600014C
                      ADB Contract No. N01-AI-60014

            (b) An original and two copies to the following designated billing office:

                      Contracting Officer
                      Office of Acquisitions
                      National Institute of Allergy and Infectious Diseases, NIH 6700-B Rockledge Drive, Room 3214, MSC 7612
                      Bethesda, MD 20892-7612

            (2) Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0612.

ARTICLE G.4.  INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

                  Director, Division of Financial Advisory Services Office of Acquisition Management and Policy
                  National Institutes of Health
                  6100 Building, Room 6B05
                  6100 Executive Blvd. MSC-7540
                  Bethesda, MD 20892-7540

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                                                  Contract No. HHSN266200600014C

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.    Contractor Performance Evaluations

      Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

      Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

      Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.    Electronic Access to Contractor Performance Evaluations

      Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

            http://oamp.od.nih.gov/OD/CPS/cps.asp

      The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1.  HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by the NIAID, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor's self designated form, provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

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ARTICLE H.2. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following web site:

       http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research;
(2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.3. DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

      http://grants.nih.gov/grants/guide/notice-files/not98-084.html
      http://grants.nih.gov/grants/guide/notice-files/not99-107.html
      http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

The contractor must comply with the NIH Policy cited in these NIH Announcements and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

The Data and Safety Monitoring plan shall be established and approved prior to beginning the conduct of the clinical trial.

ARTICLE H.4. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research)

All research involving Recombinant DNA Molecules shall be conducted in accordance with the NIH Guidelines for Research Involving Recombinant DNA Molecules (http://www4.od.nih.gov/oba/rac/guidelines/guidelines.html) and the May 28, 2002 Notice, Compliance with the NIH Guidelines for Research Involving
Recombinant                             DNA                            Molecules
(http://grants1.nih.gov/grants/guide/notice-files/NOT-OD-02-052.html) (and any subsequent revisions to the Guide Notice) which stipulates biosafety and containment measures for recombinant DNA research and delineates critical, ethical principles and key safety reporting requirements for human gene transfer research (See Appendix M of the Guidelines). These guidelines apply to both basic and clinical research studies.

The Recombinant DNA Advisory Committee (RAC) is charged with the safety of manipulation of genetic material through the use of recombinant DNA techniques. Prior to beginning any clinical trials involving the transfer of recombinant DNA to humans, the trial must be registered with the RAC. If this contract involves new protocols that contain unique and//or novel issues, the RAC must discuss them in a public forum and then the Institutional Biosafety Committee (IBC), the Institutional Review Board (IRB), and the project officer and contracting officer must approve

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                                                  Contract No. HHSN266200600014C

the protocol prior to the start of the research.

Failure to comply with these requirements may result in suspension, limitation, or termination of the contract for any work related to Recombinant DNA Research or a requirement for contracting officer prior approval of any or all Recombinant DNA projects under this contract. This includes the requirements of the Standing Institutional Biosafety Committee (IBC) (See http://www4.od.nih.gov/oba/IBC/IBCindexpg.htm ).

As specified in Appendix M-1-C-4 of the NIH Guidelines, any serious adverse event must be reported immediately to the IRB, the IBC, the Office for Human Research Protections (if applicable), and the NIH Office for Biotechnology Activities (OBA), followed by the filing of a written report with each office/group and copies to the project officer and contracting officer. (http://www4.od.nih.gov/oba/rac/guidelines_02/Appendix_M.htm#_Toc7255836)

ARTICLE H.5. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a. Pursuant to Public Law(s) cited in paragraph b. , below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

      Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.    Public Law and Section No.          Fiscal Year      Period Covered
      P.L. 109-149, Title V-General          2006          (10/1/2005-9/30/2006)
      Provisions Section 509

ARTICLE H.6. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.    Public Law and Section No.          Fiscal Year      Period Covered
      P.L. 109-149, Title V-General          2006          (10/1/2005-9/30/2006)
      Provisions Section 505

ARTICLE H.7 . PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is incorporated into this contract as an Attachment in SECTION J of this contract.

ARTICLE H.8. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at:

      http://grants1.nih.gov/grants/olaw/references/phspol.htm

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                                                  Contract No. HHSN266200600014C

ARTICLE H.9. OMB CLEARANCE

In accordance with HHSAR 352.270-7, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMB) Clearance for conducting interviews has been obtained by the Project Officer and the Contracting Officer has issued written approval to proceed.

ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a. Pursuant to the P.L.(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of the applicable amount shown or the applicable Executive Level for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as "indirect costs" or "facilities and administrative (F&A) costs"). Direct salary has the same meaning as the term "institutional base salary." An individual's direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual's appointment whether that individual's time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.    Public Law No.             Fiscal Year  Dollar Amount of Salary Limitation
      P.L. 109-149, Public          FY 06     Executive Level I
      Health & Social Services
      Emergency Fund General
      Provisions, Section 204

c. Payment of direct salaries is limited to the Executive Level I* rate which was in effect on the date(s) the expense was incurred.

      For the period 10/1/05 - 12/31/05, the Executive Level I rate is $180,100. Effective January 1, 2006, the Executive Level I rate increased to $183,500 and will remain at that rate until it is revised. See the web site listed below for the Executive Schedule rates of pay:

      FOR FY-06 EXECUTIVE LEVEL SALARIES EFFECTIVE JANUARY 1, 2006:

            http://www.opm.gov/oca/06tables/html/ex.asp

      (Note: This site shows the FY-06 rates. For previous years, click on "salaries and wages" and then scroll down to the bottom of the page and click on the year to locate the desired Executive Level salary rates.)

ARTICLE H.11. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

      "This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No.HHSN266200600014C."

ARTICLE H.12. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by non governmental sources.

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                                                  Contract No. HHSN266200600014C

b.    Public Law and Section No.      Fiscal Year   Period Covered
      P.L. 109-149, Title V-General      2006       (10/1/2005-9/30/2006)
      Provisions Section 506

ARTICLE H.13. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

            Office of Inspector General
            Department of Health and Human Services
            TIPS HOTLINE P.O. Box 23489
            Washington, D.C.  20026

ARTICLE H.14. ANTI -LOBBYING

a. Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b. Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.    Public Law and Section No.            Fiscal Year   Period Covered
      for a., above:  P.L. 109-149, Title      FY-06      (10/1/2005-9/30/2006)
                      V-General Provisions
                      Section 503a.

      for b., above:  P.L. 109-149, Title      FY-06      (10/1/2005-9/30/2006)
                      V-General Provisions
                      Section 503b.

ARTICLE H.15. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, "Sharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts," (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at : http://ott.od.nih.gov/NewPages/64FR72090.pdf. is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, "research tools," "research materials," and "research resources" are used interchangeably and have the same meaning.

ARTICLE H.16. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

The contractor shall not conduct work involving select agents or toxins under this contract until it and any associated subcontractor(s) comply with the following:

      For prime or subcontract awards to domestic institutions that possess, use, and/or transfer Select Agents under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or

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                                                  Contract No. HHSN266200600014C

      9 CFR part 121
      (http://www.aphis.usda.gov/programs/ag_selectagent/ FinalRule3-18-05.pdf), as required, before using NIH funds for research involving Select Agents. No NIH funds can be used for research involving Select Agents if the final registration certificate is denied.

      For prime or subcontract awards to foreign institutions that possess, use, and/or transfer Select Agents under this contract, before using NIH funds for any work directly involving the Select Agents, the foreign institution must provide information satisfactory to the NIAID, NIH that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 at:
      (http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf)
      are in place and will be administered on behalf of all Select Agent work sponsored by these funds. The process for making this determination includes inspection of the foreign laboratory facility by an NIAID representative. During this inspection, the foreign institution must provide the following information: concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/or transfer of select agents. An NIAID-chaired committee of U.S. federal employees (including representatives of NIH grants/contracts and scientific program management, CDC, Department of Justice and other federal intelligence agencies, and Department of State) will ultimately assess the results of the laboratory facility inspection, and the regulations, policies, and procedures of the foreign institution for equivalence to the U.S. requirements described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 (http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf).
      The committee will provide recommendations to the DEA Director, NIAID. The DEA Director will make the approval decision and notify the Contracting Officer. The Contracting Officer will inform the prime contractor of the approval status of the foreign institution. No NIH funds can be used for research involving Select Agents at a foreign institution until NIAID grants this approval.

Listings of HHS select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at http://www.cdc.gov/od/sap/ and http://www.cdc.gov/od/sap/docs/salist.pdf. Listings of USDA select agents and toxins as well as information about the registration process for domestic institutions are available on the APHIS/USDA website at:

      http://www.aphis.usda.gov/programs/ag_selectagent/index.html; and
      http://www.aphis.usda.gov/programs/ag_selectagent/ag_bioterr_forms.html.

For foreign institutions, see the NIAID Select Agent Award information:

      http://www.niaid.nih.gov/ncn/clinical/default_biodefense.htm

ARTICLE H.17. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public   accommodations   that  meet  the   requirements  can  be  accessed  at:
http://www.usfa.fema.gov/hotel/index.htm

ARTICLE H.18. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive

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                                                  Contract No. HHSN266200600014C

Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.19. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

The Policy requests that beginning May 2, 2005, NIH-funded investigators submit to the NIH National Library of Medicine's (NLM) PubMed Central (PMC) an electronic version of the author's final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author's final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at
http://grants.nih.gov/grants/guide/notice-files/NOT-OD-05-022.html.

ARTICLE H.20. SHARING RESEARCH DATA

The data sharing plan submitted by the contractor is acceptable. The contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

The NIH endorses the sharing of final research data to expedite the translation of research results into knowledge, products, and procedures to improve human health. this contract is expected to generate research data that must be shared with the public and other researchers. NIH's data sharing policy may be found at the following Web site:

       http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html

NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocr/). The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

ARTICLE H.21. INTELLECTUAL PROPERTY OPTION TO COLLABORATOR

NIAID may collaborate with an outside investigator who has proprietary rights to compounds which may be assigned under this contract. This collaborator will be identified by the Project Officer (PO) at the time of assignment and in this case, the following option regarding Intellectual Property Rights will be applicable.

Contractor agrees to promptly notify the NIAID and "Collaborator" in writing of any inventions, discoveries or innovations made by the contractor's principal investigator or any other employees or agents of the contractor, whether patentable or not, which are conceived and/or first actually reduced to practice in the performance of this study using Collaborator's Study Agent (hereinafter "Contractor Inventions").

Contractor agrees to grant to Collaborator: (1) a paid-up nonexclusive, nontransferable, royalty-free, world-wide license to all Contractor Inventions for research purposes only; and (2) a time-limited first option to negotiate an exclusive world-wide royalty-bearing license for all commercial purposes, including the right to grant sub-licenses, to all Contractor Inventions on terms to be negotiated in good faith by Collaborator and Contractor. Collaborator shall notify Contractor, in writing, of its interest in obtaining an exclusive license to any Contractor Invention within six (6) months of Collaborator's receipt of notice of such Contractor Invention(s). In the event that Collaborator fails to so notify Contractor or elects not to obtain an exclusive license, then Collaborator's option shall expire with respect to that Contractor Invention, and Contractor will be free to dispose of its interests in such Contractor Invention in accordance with its own policies. If Contractor and Collaborator fail to reach agreement within ninety (90) days, (or such additional period as Collaborator and Contractor may agree) on the terms for an exclusive license for a particular Contractor Invention, then for a period of six (6) months thereafter, Contractor shall not offer to license the Contractor Invention to any third party on materially better terms than those last offered to Collaborator without first

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                                                  Contract No. HHSN266200600014C

offering such terms to Collaborator, in which case Collaborator shall have a period of thirty (30) days in which to accept or reject the offer.

Contractor agrees that notwithstanding anything herein to the contrary, any inventions, discoveries or innovations, whether patentable or not, which are not Subject Inventions as defined in 35 U.S.C. 201(e),* arising out of any unauthorized use of the Collaborator's Study Agent shall be the property of the Collaborator (hereinafter "Collaborator Inventions"). Contractor will promptly notify the Collaborator in writing of any such Collaborator Inventions and, at Collaborator's request and expense, Contractor will cause to be assigned to Collaborator all right, title and interest in an to any such Collaborator Inventions and provide Collaborator with reasonable assistance to obtain patents (including causing the execution of any invention assignment or other documents). Contractor may also be conducting other more basic research using Study Agent under the authority of a separate Material Transfer Agreement (MTA), or other such agreement with the Collaborator. Inventions arising thereunder shall be subject to the terms of the MTA, and not to this clause.

*35 U.S.C. (e): The term "subject invention" means any invention of the contractor conceived or first actually reduced to practice in the performance of work under a funding agreement: Provided, that in the case of a variety of plant, the date of determination (as defined in section 41(d)(FOOTNOTE 1) of the Plant Variety Protection Act (7 U.S.C. 2401(d))) must also occur during the period of contract performance.

                         Protection of Proprietary Data

Data generated using an investigational agent proprietary to a Collaborator will be kept confidential and shared only with the NIAID and the Collaborator. The Contractor retains the right to publish research results subject to the terms of this contract.

ARTICLE H.22. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.23. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310)

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                                                  Contract No. HHSN266200600014C

                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

   FAR
 CLAUSE NO.     DATE     TITLE
-----------     ----     -----
52.202-1      Jul 2004   Definitions (Over $100,000)

52.203-3      Apr 1984   Gratuities (Over $100,000)

52.203-5      Apr 1984   Covenant Against Contingent Fees (Over $100,000)

52.203-6      Jul 1995   Restrictions on Subcontractor Sales to the Government
                         (Over $100,000)

52.203-7      Jul 1995   Anti-Kickback Procedures (Over $100,000)

52.203-8      Jan 1997   Cancellation, Rescission, and Recovery of Funds for
                         Illegal or Improper Activity (Over $100,000)

52.203-10     Jan 1997   Price or Fee Adjustment for Illegal or Improper
                         Activity (Over $100,000)

52.203-12     Sep 2005   Limitation on Payments to Influence Certain Federal
                         Transactions (Over $100,000)

52.204-4      Aug 2000   Printed or Copied Double-Sided on Recycled Paper
                         (Over $100,000)

52.204-7      Jul 2006   Central Contractor Registration

52.209-6      Jan 2005   Protecting the Government's Interests When
                         Subcontracting With Contractors Debarred, Suspended, or
                         Proposed for Debarment (Over $25,000)

52.215-2      Jun 1999   Audit and Records - Negotiation (Over $100,000)

52.215-8      Oct 1997   Order of Precedence - Uniform Contract Format

52.215-10     Oct 1997   Price Reduction for Defective Cost or Pricing Data

52.215-12     Oct 1997   Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14     Oct 1997   Integrity of Unit Prices (Over $100,000)

52.215-15     Oct 2004   Pension Adjustments and Asset Reversions

52.215-18     Jul 2005   Reversion or Adjustment of Plans for Post-Retirement
                         Benefits (PRB) other than Pensions

52.215-19     Oct 1997   Notification of Ownership Changes

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                                                  Contract No. HHSN266200600014C

52.215-21     Oct 1997   Requirements for Cost or Pricing Data or Information
                         Other Than Cost or Pricing Data - Modifications

52.216-7      Dec 2002   Allowable Cost and Payment

52.216-8      Mar 1997   Fixed Fee

52.219-8      May 2004   Utilization of Small Business Concerns (Over $100,000)

52.219-9      Jul 2005   Small Business Subcontracting Plan (Over $500,000,
                         $1,000,000 for Construction)

52.219-16     Jan 1999   Liquidated Damages - Subcontracting Plan
                         (Over $500,000, $1,000,000 for Construction)

52.222-2      Jul 1990   Payment for Overtime Premium (Over $100,000) (Note: The
                         dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3      Jun 2003   Convict Labor

52.222-21     Feb 1999   Prohibition of Segregated Facilities

52.222-26     Apr 2002   Equal Opportunity

52.222-35     Dec 2001   Equal Opportunity for Special Disabled Veterans,
                         Veterans of the Vietnam Era, and Other Eligible
                         Veterans

52.222-36     Jun 1998   Affirmative Action for Workers with Disabilities

52.222-37     Dec 2001   Employment Reports on Special Disabled Veterans,
                         Veterans of the Vietnam Era, and Other Eligible
                         Veterans

52.222-50     Apr 2006   Combating Trafficking in Persons

52.223-6      May 2001   Drug-Free Workplace

52.223-14     Aug 2003   Toxic Chemical Release Reporting (Over $100,000)

52.225-1      Jun 2003   Buy American Act - Supplies

52.225-13     Feb 2006   Restrictions on Certain Foreign Purchases

52.227-1      Jul 1995   Authorization and Consent, Alternate I (Apr 1984)

52.227-2      Aug 1996   Notice and Assistance Regarding Patent and Copyright
                         Infringement (Over $100,000)

52.227-11     Jun 1997   Patent Rights - Retention by the Contractor
                         (Short Form) (Note: In accordance with FAR 27.303(a)
                         (2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14     Jun 1987   Rights in Data - General

52.232-9      Apr 1984   Limitation on Withholding of Payments

52.232-17     Jun 1996   Interest (Over $100,000)

52.232-20     Apr 1984   Limitation of Cost

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                                                  Contract No. HHSN266200600014C

52.232-23     Jan 1986   Assignment of Claims

52.232-25     Oct 2003   Prompt Payment, Alternate I (Feb 2002)

52.232-33     Oct 2003   Payment by Electronic Funds Transfer--Central
                         Contractor Registration

52.233-1      Jul 2002   Disputes

52.233-3      Aug 1996   Protest After Award, Alternate I (Jun 1985)

52.233-4      Oct 2004   Applicable Law for Breach of Contract Claim

52.242-1      Apr 1984   Notice of Intent to Disallow Costs

52.242-3      May 2001   Penalties for Unallowable Costs (Over $500,000)

52.242-4      Jan 1997   Certification of Final Indirect Costs

52.242-13     Jul 1995   Bankruptcy (Over $100,000)

52.243-2      Aug 1987   Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2      Aug 1998   Subcontracts, Alternate I (January 2006)

52.244-5      Dec 1996   Competition in Subcontracting (Over $100,000)

52.244-6      Feb 2006   Subcontracts for Commercial Items

52.245-5      May 2004   Government Property (Cost-Reimbursement, Time and
                         Material, or Labor-Hour Contract)

52.245-9      Aug 2005   Use and Charges

52.246-23     Feb 1997   Limitation of Liability (Over $100,000)

52.249-6      Sep 1996   Termination (Cost-Reimbursement)

52.249-14     Apr 1984   Excusable Delays

52.253-1      Jan 1991   Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

   HHSAR
 CLAUSE NO.     DATE     TITLE
-----------     ----     -----
352.202-1     Jan 2001   Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72    Oct 1990   Additional Cost Principles

352.228-7     Dec 1991   Insurance - Liability to Third Persons

352.232-9     Apr 1984   Withholding of Contract Payments

352.233-70    Apr 1984   Litigation and Claims

352.242-71    Apr 1984   Final Decisions on Audit Findings

352.270-5     Apr 1984   Key Personnel

352.270-6     Jul 1991   Publications and Publicity

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                                                  Contract No. HHSN266200600014C

352.270-7  Jan 2001  Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 07/2006].

ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

      ARTICLE I.1. of this SECTION is hereby modified as follows:

      Alternate IV (October 1997) of FAR Clause 52.215-21, Requirements For Cost
      Or   Pricing   Data  Or   Information   Other   Than   Cost   Or   Pricing
      Data--Modifications (October 1997) is added.

      FAR Clause 52.232-20, Limitation Of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.]

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

      (1) FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005).

            "(c)  Waiver of evaluation preference.....

                  [ ]    Offeror elects to waive the evaluation preference."

      (2)   FAR Clause 52.224-1, Privacy Act Notification (April 1984).

      (3)   FAR Clause 52.224-2, Privacy Act (April 1984).

      (4)   FAR Clause 52.227-14, Rights in Data - General (June 1987).

      (5)   Alternate  I  (June   1987),   FAR  Clause   52.227-14,   Rights  in
            Data--General (June 1987).

      (6)   Alternate  II  (June  1987),   FAR  Clause   52.227-14,   Rights  in
            Data--General (June 1987).

            Additional purposes for which the limited rights data may be used are:

      (7)   Alternate  III  (June  1987),  FAR  Clause   52.227-14,   Rights  in
            Data--General (June 1987).

            Additions to, or limitations on, the restricted rights set forth in the Restricted Rights Notice of subparagraph (g)(3) of the clause are expressly stated as follows:

      (8)   FAR Clause 52.227-16, Additional Data Requirements (June 1987).

      (9)   FAR Clause  52.227-23,  Rights to Proposal  Data  (Technical)  (June
            1987).

      (10)  FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

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                                                  Contract No. HHSN266200600014C

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

      (1) HHSAR Clause 352.223-70, Safety and Health (January 2001). This clause is provided in full text in Section J - Attachments.

      (2)   HHSAR Clause 352.224-70,  Confidentiality of Information (April 1984
            - including revisions mandated by the 1/3/2005 Federal Register notice which was effective March 2005).

      (3) HHSAR Clause 352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (January 2001).

      (4)   HHSAR Clause 352.270-8, Protection of Human Subjects (March 2005).

      (5)   HHSAR  Clause  352.270-9,  Care of Live  Vertebrate  Animals  (March
            2005).

c.    NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

      The following clauses are attached and made a part of this contract:

      (1) NIH (RC)-7, Procurement of Certain Equipment (April 1984) (OMB Bulletin 81-16).

      (2)   NIH(RC)-11, Research Patient Care Costs (4/1/84).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a. FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

      (a)   Definition. As used in this clause--

            United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

      (b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

                                   Notice to Employees

                  Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

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

                                                  Contract No. HHSN266200600014C

                  If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

                  For further information concerning your rights, you may wish to contact the National Labor Relations Board
                  (NLRB) either at one of its Regional offices or at the following address or toll free number:

                        National Labor Relations Board
                        Division of Information
                        1099 14th Street, N.W.
                        Washington, DC 20570
                        1-866-667-6572
                        1-866-316-6572 (TTY)

                  To locate the nearest NLRB office, see NLRB's website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to--

      (1)   Contractors and subcontractors that employ fewer than 15 persons;

      (2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor's employees;

      (3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

      (4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor's facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that--

            (i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

            (ii)  Such  a  waiver  will  not   interfere   with  or  impede  the
                  effectuation of the Executive order; or

      (5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--

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

                                                  Contract No. HHSN266200600014C

      (1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

      (2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

      (3) Reproduce and use exact duplicate copies of the Department of Labor's official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

                                       31